ASSET PURCHASE AGREEMENT


                 THIS  ASSET  PURCHASE   AGREEMENT  made  on  this  1s`  day  of
September, 2006 (the "Effective Date").

 BETWEEN:

                 QUANTUM ENERGY INC., a company duly incorporated under the laws of Nevada and having its mailing address at #1880 - 1066 West Hastings Street, Vancouver, British Columbia.

                  (the "Transferee");

                                                               OF THE FIRST PART

 AND:

                 NITRO PETROLEUM INCORPORATED, a company duly incorporated under the laws of Nevada and having an address for notice and delivery located at #29 - 3800 Pinnacle Way, Gallaghers Canyon, Kelowna, British Columbia.

                  (the "Transferor");

                                                              OF THE SECOND PART


                 WHEREAS:

A. The Transferor is the owner of certain interests in the Corsicana Fields Project, Barnet Shale Formation, McKinney, Blackburn, in Texas (collectively, the "Assets"), a complete listing of such Assets of the Transferor being set forth in Schedule "A" which is attached to this Agreement and which forms a material part hereof;

B.       The Transferee is desirous of acquiring the Assets of the Transferor.

NOW THEREFORE THIS AGREEMENT WITNESSETH that, in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    Article I
                                   DEFINITIONS

 1.1            Definitions
                -----------
For all purposes of, this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

        (a) "Agreement" means this Asset Purchase Agreement as entered into between the Transferor and the Transferee herein, together with any amendments and any Schedules;

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                                        2



        (b) "Assets" has the meaning ascribed to it in recital "A" hereinabove, and which Assets are particularly described in Schedule "A" which is attached hereto;

        (c) "Confidential Information" has the meaning ascribed to it in section "9.1" hereinbelow;

        (d) "Defaulting Party" and "Non-Defaulting Party" have the meanings ascribed to them in section "12.1" hereinbelow;

        (e) "Indemnified Party" has the meaning ascribed to it in section "13.1" hereinbelow;

        (f) "Parties" or "Party" means, respectively, the Transferor and/or the Transferee hereto, as the case may be, together with their respective successors and permitted assigns as the context so requires.


                                    Article 2
                           PURCHASE AND SALE OF ASSETS

2.1             Purchase and Sale
                -----------------
The Transferee hereby purchases and the Transferor hereby sells the Assets in consideration of FOUR HUNDRED THOUSAND (400,000) US Dollars to be paid by the Transferee to the Transferor according to terms and conditions as set out in the promissory note attached hereto as a Schedule "B".


                                    Article 3
                            ACCOUNTING AND INSPECTION

3.2             Accounting
                ----------
It is hereby also acknowledged and agreed by the Parties hereto that the Transferee, or its subsidiary as the case may be, will maintain, at its principal place of business, separate accounts, and records thereto, of business and activities conducted pursuant to this Agreement and that such accounts and records are to be in sufficient detail. In this regard the Transferee shall retain the accounts, and records in relation thereto, for at least one year after the date upon which they were made and presented to the Transferor. The Transferee shall furnish such reasonable evidence as the Transferor deems necessary to verify the accounting and will permit the Transferor's respective representatives to make copies of or extracts from such accounts and records.

3.3             Inspection
                ----------
The Transferor shall have, on at least five business days' notice, unimpeded right and authority to enter on the premises of the Transferee, its representatives, its agents, its counsel or any other party having control or possession of records or premises of the Transferee or in relation to its production or sales or distribution of the Products, for the purpose of all such investigations as the Transferor may require to assure themselves as to the compliance by the Transferee with appropriate accounting provisions of this Agreement. In this regard the Transferee covenants to allow and assist the Transferor, and the Transferor's duly authorized representatives, access to all the aforesaid premises and locations and access to all such personnel and other persons as the Transferor may require, and the Transferee shall make such premises, records and persons available within five business days of notice by the Transferor. In the event that any aforesaid party refuses or delays or omits to give the Transferor entry and access to premises or records, the Transferee warrants to give the Transferor all reasonable assistance to effect such end.

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                                        3

                                    Article 4
           REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE TRANSFEROR

4.1             Representations, Warranties and Covenants by the Transferor
                -----------------------------------------------------------

In order to induce the Transferee to enter into and consummate this Agreement, the Transferor represents to and warrants to the Transferee that, to the best of the informed knowledge, information and belief of the Transferor:

        (a) the Transferor is duly incorporated under the laws of its jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws;

        (b) the Transferor is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement and the Transferor has the full power and authority to enter into this Agreement and any agreement or instrument referred to or contemplated by this Agreement;

        (c) the Transferor is the registered and beneficial owner of its interests in the Assets as set out in the Agreements referred to in Schedule "A" and has the requisite power, authority and capacity to own and use the Assets and the Transferor owns the right to develop and maintain the Assets subject the terms of the Agreements as referred to in Schedule "A";

        (d) no person, firm or corporation has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from the Transferor any of the Assets except as set out in the Agreements referred to in Schedule "A";

        (e) the Transferor has not experienced, nor is the Transferor aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Assets;

        (f) the Transferor is not in breach of any provision or condition of, nor has the Transferor done or omitted to do anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which the Transferor is a party, by which the Transferor is bound or from which the Transferor derives benefit, or any judgment, decree, order, rule or regulation of any Court or governmental authority to which the Transferor is subject, or any statute or regulation applicable to the Transferor, to an extent that, in the aggregate, has a material adverse affect on the Transferor or the Assets;

        (g) the Transferor has not committed to sell, license, distribute, option, or otherwise dispose of or grant any interest in all or any part of the Assets or agree to do or perform any act or enter into any transaction or negotiation which could reasonably be expected to interfere with this. Agreement or which would render inaccurate any of the representations, warranties or covenants set forth in this Agreement;

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                                       4


        (h) the execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, or will have been so authorized at the relevant time;

        (i) this Agreement constitutes a legal,valid and binding obligation of the Transferor enforceable against it in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors and the discretionary authority of courts of law;

        (j) no proceedings are pending for,and the Transferor is unaware of, any basis for the institution of any proceedings leading to its respective dissolution or winding up, or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent companies;

        (k)     the  making  of  this  Agreement  and  the  completion  of   the
                transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

               (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the Transferor's constating documents;

              (ii) give to any party the right of termination, cancellation or acceleration in or with respect to any agreement,contract or commitment to which the Transferor is a party;

             (iii) give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency,any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Transferor which is necessary or desirable in connection with the conduct and operations of its respective Business and the ownership or leasing of its respective Assets or other assets; or

        (l) the Transferor will employ good faith, due diligence, and best efforts to perform its obligations of this Agreement and will enter into such additional or collateral agreements as may be reasonably required by the Transferee to effect and complete the objects and intent of this Agreement.

4.2       Continuity of the Representations. Warranties and Covenants by the
          ------------------------------------------------------------------
          Transferor
          ----------

The representations, warranties and covenants by the Transferor contained in this Article, or in any certificates or documents delivered pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby, will be true at and as of the Effective Date. Subject to any investigations or inquiries made by the Transferee or by the Transferee's professional advisors, or the waiver of any condition by the Transferee, the representations, warranties and covenants of the Transferor contained in this Article shall continue in full force and effect for a period of twelve (12) months from the Effective Date; provided, however, that the Transferor shall not be responsible for the breach of any representation, warranty or covenant of the Transferor contained herein caused by any act or omission of the Transferee. In the event that any of the representations, warranties or covenants of the
Transferor are found by a Court of competent jurisdiction to be incorrect and such incorrectness results in any loss or damage sustained, directly or indirectly, by the Transferee, then the Transferor will pay the amount of such loss or damage to the Transferee within 30 calendar days of receiving notice of judgment therefor, provided that the damages will be limited to the consideration paid upon closing.

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                                       5


                                    Article 5
           WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE TRANSFEREE

  5.1             Warranties, Representations and Covenants by the Transferee
                  -----------------------------------------------------------

 In order to induce the Transferor to enter into and consummate this Agreement, the Transferee hereby warrants to and represents to the Transferor that, to the best of the informed knowledge, information and belief of the Transferee, after having made due inquiry:

         (a) the Transferee is duly incorporated under the laws of its jurisdiction of incorporation and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws;

         (b) the execution and delivery of this Agreement and the agreements contemplated hereby has been duly authorized by all necessary corporate action on its part;

         (c) there are no consents,approvals or conditions precedent to the performance of this Agreement;

         (d) this Agreement constitutes a legal, valid and binding obligation of the Transferee enforceable against the Transferee in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

         (e) no proceedings are pending for, and the Transferee is unaware of, any basis for the institution of any proceedings leading to the dissolution or winding up of the Transferee or the placing of the Transferee in bankruptcy or subject to any other laws governing the affairs of insolvent companies;

         (f) the Transferee is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

         (g) there has been and there will be prepared and filed on a timely basis all federal and state income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Transferee had, or ought reasonably to have had, knowledge required to be or reasonably capable of being filed with respect to the operations of the Transferee, and no such returns, elections, designations, notices or reports contain or will contain any material misstatement or omit any material statement that should have been included, and each such return, election, designation, notice or report, including accompanying schedules and statements, is and will be true, correct and complete in all material respects;

         (h) the making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

                  (i) conflict with or result in a breach of or  violate  any of the terms, conditions or provisions of the constating documents of the Transferee;

                 (ii) conflict  with or result in a breach of or violate any  of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which the Transferee is subject, or constitute or result in a default under any agreement,contract or commitment to which the Transferee is a party;

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                                       6


               (iii) give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Transferee is a party;

                (iv) give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of,or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Transferee which is necessary or desirable in connection with the conduct and operations of its business and the ownership or leasing of its business assets; or

                 (v) constitute a default by the Transferee,or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Transferee which would give any party to that agreement,contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument;

         (i) neither this Agreement nor any other document, certificate or statement furnished to the Transferor by or on behalf of the Transferee in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading;

         (j) the Transferee is not aware of any fact or circumstance which has not been disclosed to the Transferor which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Transferor to enter into this Agreement; and

         (k) the Transferee will employ good faith, due diligence, and best efforts to perform its obligations of this Agreement and will enter into such additional or collateral agreements as may be reasonably required to effect and complete the objects and intent of this Agreement.

         (l) the Shares represented in this transaction are duly issued and fully paid, valid, and nonassessable.

5.2             Continuity of the Representations, Warranties and Covenants by
                --------------------------------------------------------------
                the Transferee
                --------------

The representations, warranties and covenants of the Transferee contained in this Article, or in any certificates or documents delivered pursuant to the provisions of this Agreement or in connection with the transactions contemplated hereby, will be true at and as of the Effective Date. Notwithstanding any investigations or inquiries made by the Transferor or by the Transferor's respective professional advisors prior to the Effective Date, or the waiver of any condition by the Transferor, the representations, warranties and covenants of the Transferee contained in this Article shall survive the Effective Date and shall continue in full force and effect for a period of twelve (12) months from the Effective Date; provided, however, that the Transferee shall not be responsible for the breach of any representation, warranty or covenant of the Transferee contained herein caused by any act or omission of the Transferor. In the event that any of the said representations, warranties or covenants are found by a Court of competent jurisdiction to be incorrect and such incorrectness results in any loss or damage sustained, directly or indirectly, by the Transferor, then the Transferee will pay the amount of such loss or damage to the Transferor within 30 calendar days of receiving notice of judgment therefor; provided that the

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                                       7

Transferor will not be entitled to make any claim unless the loss or damage suffered may exceed the amount of $10,000.

                                    Article 6
                               OBTAINING APPROVAL

6.1      Approval
         --------
The Transferor shall, prior to closing, obtain the requisite approval if any to effect the terms contemplated within this agreement, and to obtain waivers, consents, and rights of first refusal if required to effectively transfer the Assets as set out in Schedule "A".


                                    Article 7
                                ADDITIONAL TERMS

7.1      Due Diligence
         -------------
Each of the Parties hereto may conduct such further due diligence examination of the other Parties hereto as it deems appropriate. In that regard the Parties agree that each shall have full and complete access to the other Parties' books, records, financial statements and other documents, articles of incorporation, bylaws, minutes of Board of Directors' meetings and its committees, investment agreements, material contracts and as well such other documents and materials as the Parties hereto, or their respective counsel, may deem reasonable and necessary to conduct an adequate due diligence investigation of each Party, its respective operations and financial condition prior to the Closing.

7.2     Opinions, Reports and Advice of the Transferor
        ----------------------------------------------
The Transferor hereby acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Transferor to the Transferee in connection with the Assets hereunder are intended solely for the Transferee's benefit and for the Transferee's use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Transferee. In this regard the Transferor hereby covenants and agrees that the Transferee. may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in its sole and absolute discretion.

7.3             Additional Documents and Acts by Transferor
                -------------------------------------------

The Transferor will also cause or deliver, or cause to be delivered, to the Transferee, at the times stipulated, the following:

        (a) upon the request of the Transferee, all documentation as may be necessary and as may be required by counsel for the Transferee, acting reasonably, to ensure that all of the Assets have been duly transferred, assigned and are registerable in the name of and for the benefit of the Transferee under applicable corporate laws and including, without limitation, all necessary deeds, conveyances, bills of sale, assurances, transfers, contract assignments, sales agreement assignments, development agreement assignments, royalty assignments, license assignments, manufacturing agreement assignments, supply agreement assignments, consents and any other documents necessary or reasonably _required effectively to transfer all of the Assets and the business of the Assets to the Transferee with a good and marketable title, free and clear of all mortgages, liens, charges, pledges, claims, security interests or encumbrances whatsoever;

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                                       8

        (b) within 10 days of the Closing Date, a certified copy of the resolutions of the directors and . shareholders of the Transferor authorizing the transfer by the Transferor to the Transferee of all of the Assets in accordance with the terms of this Agreement;

        (c) within 30 days of the Closing Date, all necessary consents and approvals in writing to the completion of the transactions contemplated herein and including, without limitation, approval from all Regulatory Authorities having jurisdiction over the Transferor and the Assets or a certificate of counsel of the Transferor that no such consents are required; and

        (d) within 30 days of the Closing Date all records, engineering specifications and reports, patents, books, and other documentation pertinent to the Assets and all molds, inventory, customer lists, supply contracts, manufacturing contracts, and all and every part of such matters pertaining to the Assets.


                                    Article 8
                                 NON-DISCLOSURE

 8.1     Non-disclosure
         --------------
The Parties hereto, for themselves, their officers, directors, shareholders, consultants, employees and agents, agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties' express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, inter alia, possible business transactions; (ii) the possible substance or content of those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a Court or on a "need to know" basis to each of the Parties' respective professional advisors. Disclosure will be required to the other parties as set out in the agreements as set out in Schedule "A".


                                    Article 9
                             PROPRIETARY INFORMATION

9.1       Confidential Information
          ------------------------
Each Party hereto acknowledges that any and all information which a Party may obtain from, or have disclosed to it, about the other Parties constitutes valuable trade secrets and proprietary confidential information of the other Parties (collectively, the "Confidential Information"). No such Confidential Information shall be published by any Party without the prior written consent of the other Parties hereto, however, such consent in respect of the reporting of factual data shall not be unreasonably withheld, and shall not be withheld in respect of information required to be publicly disclosed pursuant to applicable securities or corporation laws. Furthermore, each Party hereto undertakes not to disclose the Confidential Information to any third party without the prior written approval of the other Parties and to ensure that any third party to which the Confidential Information is disclosed shall execute an agreement and undertaking on the same terms as contained herein.

9.2      Impact of Breach of Confidentiality
         -----------------------------------
The Parties hereto acknowledge that the Confidential Information is important to the respective businesses of each of the Parties and that, in the event of disclosure of the Confidential Information,

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                                       9


except as authorized hereunder, the damage to each of the Parties hereto, or to either of them, may be irreparable. For the purposes of the foregoing sections the Parties recognize and hereby agree that a breach by any of the Parties of any of the covenants therein contained would result in irreparable harm and significant damage to each of the other Parties that would not be adequately compensated for by monetary award. Accordingly, the Parties agree that in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, the Parties agree that said Court shall have authority to limit such restrictions, activities or periods as the court deems proper in the circumstances. In addition, the Parties further acknowledge and agree that all restrictions or obligations in this Agreement are necessary and fundamental to the protection of the respective businesses of each of the Parties and are reasonable and valid, and all defenses to the strict enforcement thereof by either of the Parties are hereby waived by the other Parties.


                                   Article 10
                        CLOSING AND TRANSFER OF INTEREST

 10.1    Closing
         -------
Closing date and the adjustment date shall be the Effective Date. Closing documentation shall be the documentation as required to carry out the intent of this Agreement.

10.2     Assumption of Obligations
         -------------------------
Any transfer of all or any part of the Transferor's licence shall be accompanied by the written agreement of any such transferee to assume the obligations of the Transferor under the licence and to be bound by the terms and conditions thereof.


                                   Article 11
                                  FORCE MAJEURE

11.1     Events
         ------
If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

11.2     Notice
         ------
A Party shall, within seven calendar days, give notice to the other Party of each event of force majeure under section-"14.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

                                   Article 12
                             DEFAULT AND TERMINATION

12.1     Default
         -------
The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the non-defaulting Party (herein called the "NonDefaulting Party") shall give notice to the Defaulting Party designating such default, and within 10 calendar days after its receipt of such notice, the Defaulting Party shall cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay.


                                   Article 13
                      INDEMNIFICATION AND LEGAL PROCEEDINGS

13.1     Indemnification
         ---------------
The Parties hereto agree to indemnify and save harmless the other Party hereto, including its respective affiliates and their respective directors, officers, employees and agents (each such party being an "Indemnified Party") from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of an act or inaction of the other Party.

13.2     Claim of Indemnification
         ------------------------
The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

13.3     Notice of Claim
         ---------------
In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against any of the Parties hereto, the Indemnified Party will give the relevant Party hereto prompt written notice of any such action of which the Indemnified Party has knowledge and such Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt retaining of counsel acceptable to the Indemnified Party affected and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve any Party hereto of such Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by any Party hereto of substantive rights or defenses.

13.4     Settlement
         ----------
No admission of liability and no settlement of any action shall be made without the consent of the Indemnified Party affected, such consent not to be unreasonably withheld.

13.5     Legal Proceedings
         -----------------
Notwithstanding that the relevant Party hereto will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

         (a)      such counsel has been authorized by the relevant Party hereto;

         (b) the relevant Party hereto has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

        (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

        (d) there are one or more legal defenses available to the Indemnified Party which are different from or in addition to those available to any Party hereto.


                                   Article 14
                                     NOTICE

14.1     Notice
         ------
Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

14.2     Change of Address
         -----------------
Either Party may at any time and from time to time notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


                                   Article 15
                               GENERAL PROVISIONS

15.1     Entire Agreement
         ----------------
This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement,-communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties hereto with respect to the subject matter of this Agreement.

15.2     Enurement
         ---------
This Agreement will enure to the benefit of and will be binding upon the Parties hereto, their respective heirs, executors, administrators and assigns.

15.3     Schedules
         ---------
The Schedules to this Agreement are hereby incorporated by reference into this Agreement in its entirety.

15.4     Time of the Essence
         -------------------
Time will be of the essence of this Agreement.

15.6     Applicable Law
         --------------

The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts of the Province of British Columbia.


15.7     Further Assurances
         ------------------
The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.


15.8     Currency
         --------
Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of the U.S.A.


15.8     Severability and Construction
         -----------------------------
Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).


15.9     Captions
         --------
The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.


15.10    Counterparts
         ------------
This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the Execution Date as set forth on the front page of this Agreement.

15.12    Consents and Waivers
         --------------------
No consent or waiver expressed or implied by either Party hereto in -respect off any breach or default by any other Party in the performance by such other of its obligations hereunder -shall:

        (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

        (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

        (c)     constitute a general -waiver under this Agreement; or

        (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

                IN WITNESS WHEREOF each of the Parties hereto has set their respective hands and seals in 'the presence of their duly authorized signatories as of, the Effective Date determined hereinabove.

The COMMON SEAL of
QUANTUM ENERGY INC.
the Transferor herein,
was hereunto affixed in the presence of:

/s/
----------------------------
Authorized Signatory


The COMMON SEAL of
NITRO PETROLEUM INC.
the Transferee herein,
was hereunto affixed in the presence of:

/s/
----------------------------
Authorized Signatory

================================================================================


                                  SCHEDULE "A"


THIS IS SCHEDULE "A" to the Asset Purchase Agreement dated the 1st day of September, 2006.



                                   The Assets
                                   ----------
Fifty (50%) percent of the Transferror's working interest in the following wells:

                1. 10% working interest in Inglish 4 well;
                2. 10% working interest in Inglish 5 well;
                3. 10% working interest in lnglish Dl well & Inglish D2 well;
                4. 5% working interest in Craig Muncaster 6 well; and
                5. 5% working interest in Craig Muncaster 7 well.

As defined in the agreements, to which the Transferor is a party, copies of which are attached as Schedule C.

                                  SCHEDULE "B"
                                PROMISSORY NOTE

$400,000.00 (USD)                                         DUE: November 01, 2006

                          Vancouver, British Columbia.

                            Dated: September 01, 2006

 FOR VALUE RECEIVED, QUANTUM ENERGY, INC. (hereinafter referred to as the "Borrower"), of 1880 -1066 West Hastings Street, Vancouver, British Columbia, HEREBY PROMISES TO PAY to the order of NITRO PETROLEUM INCORPORATED (hereinafter referred to as the "Lender"), of #29-3800 Pinnacle Way, Gallaghers Canyon, Kelowna, British Columbia, the principal sum of Four Hundred Thousand ($400,000.00) Dollars of lawful money of the United States.

1. The Borrower will repay the principal sum outstanding on or before November 01, 2006, at the offices of the Lender; and

2. The Borrower, if it duly observes and performs all of the covenants on its part to be observed and performed, is at liberty from time to time to pay off all or any part of the principal as remains unpaid or any part of it, without notice or bonus.

 THE BORROWER HEREBY waives demand and presentment for payment and notices of nonpayment or protest of this Note.


THE CORPORATE SEAL OF QUANTUM ENERGY, INC.
 was affixed hereto in the presence of:          )
                                                 )
                                                 )
/s/                                              )   c/s
---------------------------------------          )
Authorized Signatory                             )
                                                 )
                                                 )
---------------------------------------          )
Authorized Signatory                             )
                                                 )
                                                 )
THE CORPORATE SEAL OF                            )
NITRO PETROLEUM INCORPORATED                     )
was affixed hereto in the presence               )
                                                 )
                                                 )
/s/                                              )   c/s
---------------------------------------          )
Authorized Signatory                             )
                                                 )
                                                 )
                                                 )
---------------------------------------          )
Authorized Signatory                             )